UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23620

JOHN HANCOCK GA SENIOR LOAN TRUST

(Exact name of registrant as specified in charter)

197 CLARENDON STREET, BOSTON, MA 02116 (Address of principal executive offices) (Zip code)

HEIDI KNAPP

TREASURER

197 CLARENDON STREET

BOSTON, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 378-1870

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock GA Senior Loan Trust

Annual Report

December 31, 2024

John Hancock GA Senior Loan Trust

December 31, 2024

Table of Contents
Management’s discussion of fund performance .....................................................................................	2
A look at performance .........................................................................................................................	3
Portfolio summary ................................................................................................................................	5
Consolidated Portfolio of investments....................................................................................................	6
Consolidated statement of assets and liabilities .....................................................................................	16
Consolidated statement of operations ...................................................................................................	17
Consolidated statements of changes in net assets .................................................................................	18
Consolidated statement of cash flows ...................................................................................................	19
Consolidated financial highlights ...........................................................................................................	20
Notes to consolidated financial statements ............................................................................................	21
Report of the Independent Auditors.......................................................................................................	30
Tax information ....................................................................................................................................	31
Investment objective, principal investment strategies, and principal risks ..................................................	32
Board considerations............................................................................................................................	35
Trustees and Officers ...........................................................................................................................	39
More information..................................................................................................................................	41

John Hancock GA Senior Loan Trust

Management’s discussion of fund performance

MANAGED BY

Michael A. Foreman, Long Hoang, Daniel A. Walker, Adam Wise, and Ying Yi

Middle-market direct lending M&A activity for sponsor-backed firms was up substantially in 2024 compared to the previous year as confidence in the broader economy rebounded. The year was marked by a notable ￿risk-on￿ sentiment, evident in the compression of credit spreads in both public and private credit markets. This spread tightening was further exacerbated by a technical imbalance, with investor demand outpacing the limited issuance of new loans. While M&A volume improved, opportunistic transactions such as repricing and dividend recapitalizations were prevalent, as borrowers sought to capitalize on the highly accommodating credit environment.

As we move into 2025, there is growing consensus that M&A activity could continue to gain significant momentum. A combination of favorable economic conditions, pro-business deregulation, and tax policies under the new administration is expected to drive deal flow. Private equity firms flush with record levels of dry powder will continue to experience growing pressure from limited partners to return capital. Shifting policies however, such as potential prolonged inflation driven by tariffs, supply chain disruptions, and changes in labor markets, could introduce volatility. Additionally, concerns over interest-rate fluctuations due to monetary policy, reversal and deficit spending, and geopolitical risks add layers of complexity.

John Hancock GA Senior Loan Trust returned 10.19% for the year ended December 31, 2024. The fund’s benchmark, the Morningstar LSTA U.S. B Ratings Loan Index, returned 9.55%. The fund’s over-performance relative to the benchmark was primarily driven by the more aggressive spread reduction that occurred in the broad syndication market in 2024 which saw record levels of repricing and refinancing activity.

The views expressed in this report are exclusively those of Manulife Investment Management Private Markets (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report, if any, may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

John Hancock GA Senior Loan Trust

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2024

			Cumulative
			total
			returns
	Average annual total returns (%)		(%)
		Since fund	Since fund
	1-Year	inception1	inception1
At Net asset value	10.19	7.62	35.76

Morningstar LSTA U.S. B Ratings Loan Index	9.55	7.52	35.23

1From 11-3-20.

Performance figures assume all distributions have been reinvested.

The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Current performance may be higher or lower than the performance cited.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

John Hancock GA Senior Loan Trust

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock GA Senior Loan Trust for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Morningstar LSTA U.S. B Ratings Loan Index.

At Net asset value

Morningstar LSTA U.S. B Ratings Loan Index

Ending values 12-31-2024

$14,000

$13,576 $13,523

10,000

9,000

11-3-20 6-21 12-21 6-22 12-22 6-23 12-23 6-24 12-31-24

The Morningstar LSTA U.S. B Ratings Loan Index tracks the performance of U.S. leveraged loans in the B rated category.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The returns reflect past results and should not be considered indicative of future performance.

John Hancock GA Senior Loan Trust

Portfolio summary 12-31-24

Portfolio Composition as of 12-31-24 (% of total investments)

Senior loans	95.1
Equity	0.1
Short-term investments	4.8
Percentages include unfunded loan commitments.
Top 10 Issuers as of 12-31-24 (% of total investments)
Renovation Systems LLC	1.9
BlueHalo Financing Holdings LLC	1.9
Pediatric Home Respiratory Services LLC	1.9
M&D Midco, Inc.	1.9
The Smilist DSO LLC	1.9
Xenon Arc, Inc.	1.9
QM Buyer, Inc.	1.9
4M Capital, Ltd.	1.9
Eastern Communications Solutions, Inc.	1.9
Foodscience LLC	1.9
TOTAL	19.0

Cash and short-term investments are not included.

Percentages include unfunded loan commitments.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-24

	Rate (%) Maturity date		Par value^	Value

Senior loans (A)(B) 118.0%				$861,162,356
(Cost $861,163,912)
Consumer discretionary 16.5%				120,355,821
Distributors 2.4%
Eastern Communications Solutions, Inc., Revolver (C)	—	12-30-30	3,008,596	2,963,467
Eastern Communications Solutions, Inc., Term Loan A (3 month
CME Term SOFR + 5.250%)	9.575	12-30-30	14,491,404	14,274,033
Diversified consumer services 6.2%
Capital Construction LLC, Delayed Draw Term Loan (1 month
CME Term SOFR + 5.250%)	10.153	10-22-26	5,195,802	5,221,781
Capital Construction LLC, Revolver (C)	—	10-22-26	824,176	824,176
Capital Construction LLC, Term Loan (1 month CME Term SOFR
+ 5.250%)	10.153	10-22-26	3,833,025	3,852,190
Leap Service Partners LLC, Delayed Draw Term Loan (1 and 3
month CME Term SOFR + 5.000%) (C)	9.457	03-15-29	5,250,725	5,250,725
Leap Service Partners LLC, Revolver (1 month CME Term SOFR
+ 5.000%) (C)	9.339	03-15-29	1,760,836	1,760,836
Leap Service Partners LLC, Term Loan A (3 month CME Term
SOFR + 5.000%)	9.647	03-15-29	4,893,363	4,893,363
LUV Car Wash Group LLC, 2021 Delayed Draw Term Loan A (1
month CME Term SOFR + 7.150%)	11.743	12-09-26	1,888,596	1,888,596
LUV Car Wash Group LLC, 2021 Delayed Draw Term Loan B (1
month CME Term SOFR + 7.150%)	11.743	12-09-26	1,528,296	1,528,296
LUV Car Wash Group LLC, 2022 Delayed Draw Term Loan C (3
month CME Term SOFR + 7.150%)	11.743	12-09-26	5,445,980	5,445,980
Perennial Services Group LLC, Delayed Draw Term Loan (3
month CME Term SOFR + 5.500%)	10.114	09-07-29	6,263,766	6,310,744
Perennial Services Group LLC, Revolver (3 month CME Term
SOFR + 5.500%) (C)	10.065	09-07-29	1,582,278	1,582,278
Perennial Services Group LLC, Term Loan (3 month CME Term
SOFR + 5.500%)	10.114	09-07-29	7,000,000	7,052,500
Hotels, restaurants and leisure 3.1%
Bandon Fitness, Inc., Delayed Draw Term Loan (3 month CME
Term SOFR + 6.000%) (C)	10.684	07-27-28	2,594,570	2,594,570
Bandon Fitness, Inc., Revolver (C)	—	07-27-28	524,934	524,934
Bandon Fitness, Inc., Term Loan (3 month CME Term SOFR +
6.000%)	10.735	07-27-28	6,696,260	6,696,260
Fresh Holdco, Inc., Term Loan (3 month CME Term SOFR +
5.250%)	10.340	01-26-26	2,871,859	2,871,859
Star Logistics & Hospitality Services LLC, Delayed Draw Term
Loan (3 month CME Term SOFR + 4.750%) (C)	9.145	06-18-29	3,794,643	3,680,804
Star Logistics & Hospitality Services LLC, Revolver (C)	—	06-18-29	1,264,881	1,226,935
Star Logistics & Hospitality Services LLC, Term Loan A (3 month
CME Term SOFR + 4.750%)	9.101	06-18-29	5,537,649	5,371,519
Household durables 1.1%
Simon Pearce LLC, Revolver (C)	—	10-21-30	1,160,714	1,146,205
Simon Pearce LLC, Term Loan A (3 month CME Term SOFR +
4.500%)	9.117	10-21-30	6,964,286	6,877,232

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-24

	Rate (%) Maturity date		Par value^	Value
Consumer discretionary (continued)

Leisure products 2.4%
4M Capital, Ltd., Revolver (C)	—	06-18-27	2,310,000	$2,292,675
4M Capital, Ltd., Term Loan A (3 month CME Term SOFR +
5.250%)	9.329	06-18-27	15,076,075	14,963,004
Specialty retail 1.3%
RPC TopCo, Inc., Revolver (C)	—	08-29-31	1,136,364	1,125,000
RPC TopCo, Inc., Term Loan (3 month CME Term SOFR +
5.000%)	8.970	08-29-31	8,218,040	8,135,859
Consumer staples 7.9%				57,659,365

Consumer staples distribution and retail 2.0%
PAK Quality Foods Acquisition LLC, Delayed Draw Term Loan (C)	—	12-28-29	2,686,567	2,686,567
PAK Quality Foods Acquisition LLC, Revolver (C)	—	12-28-29	1,567,164	1,567,164
PAK Quality Foods Acquisition LLC, Term Loan (1 month CME
Term SOFR + 5.750%)	10.217	12-28-29	10,638,806	10,638,806
Food products 4.6%
City Line Distributors, Delayed Draw Term Loan (1 month CME
Term SOFR + 6.000%)	10.512	08-31-28	2,484,355	2,484,355
City Line Distributors, Revolver (C)	—	08-31-28	1,042,970	1,042,970
City Line Distributors, Term Loan (1 month CME Term SOFR +
6.000%)	10.471	08-31-28	6,179,599	6,179,599
Foodscience LLC, 2024 Delayed Draw Term Loan (C)	—	11-14-31	7,777,778	7,661,111
Foodscience LLC, 2024 Revolver (C)	—	11-14-31	2,430,556	2,394,097
Foodscience LLC, 2024 Term Loan B (3 month CME Term SOFR
+ 5.500%)	9.079	11-14-31	7,291,667	7,182,292
Hill Country Dairies, Inc., Delayed Draw Term Loan (3 month
CME Term SOFR + 4.750%) (C)	9.271	08-01-30	1,663,306	1,621,724
Hill Country Dairies, Inc., Revolver (3 month CME Term SOFR +
4.750%) (C)	9.221	08-01-30	1,108,871	1,081,149
Hill Country Dairies, Inc., Term Loan A (3 month CME Term
SOFR + 4.750%)	9.321	08-01-31	4,092,566	3,990,251
Household products 1.3%
Walnut Parent, Inc., 2022 2nd Amendment Incremental Term
Loan (1 month CME Term SOFR + 5.500%)	9.957	11-09-27	2,561,216	2,465,171
Walnut Parent, Inc., Term Loan (1 month CME Term SOFR +
5.500%)	9.957	11-09-27	6,923,750	6,664,109
Financials 3.7%				26,829,343

Capital markets 1.4%
Steward Partners Global Advisory LLC, Delayed Draw Term Loan
(3 month CME Term SOFR + 4.750%) (C)	8.820	10-03-29	4,259,375	4,259,375
Steward Partners Global Advisory LLC, Revolver (C)	—	10-03-27	1,428,571	1,428,571
Steward Partners Global Advisory LLC, Term Loan (3 month CME
Term SOFR + 4.750%)	9.079	10-03-29	4,189,286	4,189,286
Insurance 2.3%
Stellar Buyer LLC, Delayed Draw Term Loan (C)	—	11-12-30	5,215,232	5,137,003
Stellar Buyer LLC, Revolver (C)	—	11-12-30	2,607,616	2,568,502

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-24

	Rate (%) Maturity date		Par value^	Value
Financials (continued)

Insurance (continued)
Stellar Buyer LLC, Term Loan A (3 month CME Term SOFR +
5.000%)	9.522	11-12-30	9,387,417	$9,246,606
Health care 24.7%				180,664,863

Health care equipment and supplies 1.7%
CPC/Cirtec Holdings, Inc., 2023 USD Term Loan (1 month CME
Term SOFR + 4.750%)	9.107	01-30-29	12,281,250	12,281,250
Health care providers and services 23.0%
Beacon Behavioral Holdings LLC, Delayed Draw Term Loan (3
month CME Term SOFR + 5.500%) (C)	9.854	06-21-29	10,371,841	10,268,122
Beacon Behavioral Holdings LLC, Revolver (C)	—	06-21-29	364,356	357,069
Beacon Behavioral Holdings LLC, Term Loan (3 month CME Term
SOFR + 5.500%)	15.000	06-21-29	885,244	867,539
BrightView LLC, Delayed Draw Term Loan (1 month CME Term
SOFR + 6.000%)	10.471	12-14-26	692,454	664,756
BrightView LLC, Revolver (1 month CME Term SOFR + 6.000%)	10.471	12-14-26	315,217	302,609
BrightView LLC, Term Loan (1 month CME Term SOFR +
6.000%)	10.471	12-14-26	5,197,532	4,989,631
Guided Practice Solutions Dental LLC, 3rd Amendment Delayed
Draw Term Loan (1 month CME Term SOFR + 6.250%)	10.721	11-24-29	4,858,582	4,858,582
Guided Practice Solutions Dental LLC, Delayed Draw Term Loan
(1 month CME Term SOFR + 6.250%)	10.721	11-24-29	3,833,951	3,833,951
Guided Practice Solutions Dental LLC, Term Loan (1 month CME
Term SOFR + 6.250%)	10.721	11-24-29	6,039,751	6,039,751
IMA Group Management Company LLC, 2023 Delayed Draw
Term Loan (C)	—	06-30-28	4,105,090	3,951,149
IMA Group Management Company LLC, 2023 Revolver (1 month
CME Term SOFR + 6.750%) (C)	11.207	06-30-28	821,018	790,230
IMA Group Management Company LLC, 2023 Term Loan (3
month CME Term SOFR + 6.750%)	11.485	06-30-28	9,810,302	9,442,416
In Vitro Sciences LLC, 2024 Delayed Draw Term Loan (1 month
CME Term SOFR + 6.000%) (C)	10.471	02-28-29	2,762,957	2,555,736
In Vitro Sciences LLC, 2024 Revolver (C)	—	02-28-29	695,906	643,713
In Vitro Sciences LLC, 2024 Term Loan (1 month CME Term
SOFR + 6.000%)	10.471	02-28-29	12,087,025	11,180,498
Insignia Finance Merger Sub LLC, 2023 Incremental Term Loan
(3 month CME Term SOFR + 6.750%)	11.076	05-04-30	3,066,608	2,805,946
Insignia Finance Merger Sub LLC, Revolver (Prime rate + 4.000%
and 3 month CME Term SOFR + 6.750%)	11.907	12-23-27	1,673,077	1,530,865
Insignia Finance Merger Sub LLC, Term Loan (1 month CME
Term SOFR + 6.750%)	11.207	12-23-27	5,479,036	5,013,317
MWD Management LLC, Delayed Draw Term Loan (3 month CME
Term SOFR + 5.000%)	9.429	06-15-27	3,920,000	3,920,000
MWD Management LLC, Revolver (3 month CME Term SOFR +
5.000%) (C)	9.429	06-15-27	1,000,000	1,000,000
MWD Management LLC, Term Loan (3 month CME Term SOFR +
5.000%)	9.429	06-15-27	4,887,500	4,887,500
OIS Management Services LLC, 2022 1st Lien Delayed Draw
Term Loan (3 month CME Term SOFR + 4.750%)	9.079	11-16-28	2,527,385	2,527,385
OIS Management Services LLC, 2022 1st Lien Revolver (C)	—	11-16-28	769,231	769,231

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-24

	Rate (%) Maturity date		Par value^	Value
Health care (continued)

Health care providers and services (continued)
OIS Management Services LLC, 2022 Term Loan (3 month CME
Term SOFR + 4.750%)	9.079	11-16-28	6,550,000	$6,550,000
OIS Management Services LLC, 2024 2nd Amendment
Incremental Delayed Draw Term Loan (3 month CME Term
SOFR + 4.750%) (C)	9.191	11-16-28	1,982,231	1,982,231
Pediatric Home Respiratory Services LLC, 2024 Delayed Draw
Term Loan (C)	—	12-23-30	2,625,000	2,618,438
Pediatric Home Respiratory Services LLC, 2024 Revolver (3
month CME Term SOFR + 5.500%) (C)	9.781	12-23-30	1,458,333	1,451,042
Pediatric Home Respiratory Services LLC, 2024 Term Loan (3
month CME Term SOFR + 5.500%)	9.781	12-23-30	13,416,667	13,349,583
Premier Imaging LLC, 2021 4th Amendment Delayed Draw Term
Loan (3 month CME Term SOFR + 6.000%)	10.590	03-31-26	1,528,567	1,341,318
Premier Imaging LLC, 2021 4th Amendment Term Loan (3 month
CME Term SOFR + 6.000%)	10.590	03-31-26	5,645,869	4,954,250
Redwood MSO LLC, 2024 Delayed Draw Term Loan (C)	—	12-20-29	2,294,007	2,271,067
Redwood MSO LLC, 2024 Revolver (C)	—	12-20-29	983,146	963,483
Redwood MSO LLC, 2024 Term Loan (3 month CME Term SOFR
+ 5.250%)	9.604	12-20-29	14,222,846	13,938,390
Refocus Management Services LLC, Delayed Draw Term Loan (3
month CME Term SOFR + 6.000% and 3 month CME Term
SOFR + 6.250%) (C)	10.551	02-14-29	2,302,632	2,273,849
Refocus Management Services LLC, Revolver (C)	—	02-14-29	460,526	454,770
Refocus Management Services LLC, Term Loan (3 month CME
Term SOFR + 6.000%)	10.756	02-14-29	5,941,941	5,867,667
Southern Orthodontic Partners Management LLC, 4th
Amendment Delayed Draw Term Loan (3 month CME Term
SOFR + 5.500%)	9.579	01-27-26	9,818,531	9,793,985
The Smilist DSO LLC, 2024-1 Delayed Draw Term Loan (3 month
CME Term SOFR + 6.000%)	10.329	04-04-29	3,055,761	3,040,482
The Smilist DSO LLC, 2024-2 Delayed Draw Term Loan (3 month
CME Term SOFR + 6.000%) (C)	10.329	04-04-29	2,453,063	2,440,798
The Smilist DSO LLC, 2024-3 Delayed Draw Term Loan (C)	—	12-02-31	35,138	34,962
The Smilist DSO LLC, Revolver (C)	—	04-04-29	614,035	610,965
The Smilist DSO LLC, Term Loan (3 month CME Term SOFR +
6.000%)	10.329	04-04-29	11,302,851	11,246,337
Industrials 48.6%				354,685,626

Air freight and logistics 0.9%
PNB Holdings III LLC, Delayed Draw Term Loan (C)	—	09-17-30	1,875,000	1,860,938
PNB Holdings III LLC, Revolver (1 and 3 month CME Term SOFR
+ 4.500%) (C)	8.975	09-17-30	1,250,000	1,240,625
PNB Holdings III LLC, Term Loan (1 month CME Term SOFR +
4.500%)	8.985	09-17-30	3,740,625	3,712,570
Building products 1.8%
Integrated Openings Solutions LLC, Delayed Draw Term Loan (C)	—	11-20-29	6,295,788	6,201,351
Integrated Openings Solutions LLC, Revolver (3 month CME Term
SOFR + 5.000%) (C)	9.392	11-20-29	579,212	570,524
Lockmasters Security Intermediate, Inc., Amendment No. 3 Term
Loan (3 month CME Term SOFR + 5.250%)	9.840	09-01-27	4,303,237	4,281,721

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-24

	Rate (%) Maturity date		Par value^	Value
Industrials (continued)

Building products (continued)
Lockmasters Security Intermediate, Inc., Delayed Draw Term
Loan (C)	—	09-01-27	1,756,547	$1,747,764
Lockmasters Security Intermediate, Inc., Revolver (C)	—	09-01-27	411,789	409,730
Commercial services and supplies 16.0%
Air Buyer, Inc., Delayed Draw Term Loan (C)	—	07-23-30	1,354,167	1,300,000
Air Buyer, Inc., Revolver (C)	—	07-23-30	615,530	590,909
Air Buyer, Inc., Term Loan (3 month CME Term SOFR + 5.250%)	9.876	07-23-30	6,139,915	5,894,318
American Combustion Industries, Inc., Delayed Draw Term Loan
A (1 month CME Term SOFR + 5.000%) (C)	9.362	08-31-28	1,240,859	1,225,348
American Combustion Industries, Inc., Delayed Draw Term Loan
B (C)	—	08-31-28	1,463,277	1,444,986
American Combustion Industries, Inc., Revolver (1 month CME
Term SOFR + 5.100%) (C)	9.457	08-31-28	548,729	541,870
American Combustion Industries, Inc., Term Loan (1 month CME
Term SOFR + 5.100%)	9.457	08-31-28	3,601,112	3,556,098
BCTS Parent LLC, Delayed Draw Term Loan (1 month CME Term
SOFR + 5.000%) (C)	9.357	12-26-29	4,872,275	4,872,275
BCTS Parent LLC, Revolver (1 month CME Term SOFR +
5.000%) (C)	9.366	12-26-29	1,772,421	1,772,421
BCTS Parent LLC, Term Loan (3 month CME Term SOFR +
5.000%)	9.585	12-26-29	7,018,788	7,018,788
Beary Landscaping LLC, Delayed Draw Term Loan (C)	—	11-22-29	2,112,676	2,112,676
Beary Landscaping LLC, Revolver (C)	—	11-22-29	2,112,676	2,112,676
Beary Landscaping LLC, Term Loan (1 month CME Term SOFR +
5.750%)	10.107	11-22-29	10,666,901	10,666,901
Diverzify Intermediate LLC, 2024 9th Amendment Delayed Draw
Term Loan (C)	—	05-11-27	6,000,000	5,820,000
Diverzify Intermediate LLC, 2024 9th Amendment Term Loan (3
month CME Term SOFR + 5.750%)	10.534	05-11-27	11,471,250	11,127,113
MC Group Ventures Corp., 2021 Delayed Draw Term Loan (3
month CME Term SOFR + 5.500%) (C)	10.185	06-30-27	2,526,761	2,495,176
MC Group Ventures Corp., 2021 Revolver (Prime rate +
4.500%) (C)	12.000	06-30-27	940,073	928,322
MC Group Ventures Corp., 2021 Term Loan (3 month CME Term
SOFR + 5.500%)	10.185	06-30-27	3,997,857	3,947,884
MC Group Ventures Corp., 2024 Incremental Delayed Draw Term
Loan (C)	—	06-30-27	2,111,079	2,079,413
MC Group Ventures Corp., 2024 Incremental Term Loan (1 month
CME Term SOFR + 5.250%)	9.707	06-30-27	2,240,558	2,206,950
Renovation Systems LLC, 2024 2nd Amendment Delayed Draw
Term Loan B (1 month CME Term SOFR + 6.250%)	10.329	01-23-28	1,252,642	1,252,642
Renovation Systems LLC, 2024 2nd Amendment Revolver (3
month CME Term SOFR + 6.250%) (C)	10.329	01-23-28	626,313	626,313
Renovation Systems LLC, 2024 2nd Amendment Term Loan (3
month CME Term SOFR + 5.500%)	10.579	01-23-28	13,958,493	13,958,493
Renovation Systems LLC, 2024 Delayed Draw Term Loan C (3
month CME Term SOFR + 6.000%) (C)	10.356	01-23-28	1,634,334	1,634,334
Security Services Acquisition Sub Corp., 2023 7th Amendment
Delayed Draw Term Loan (1 month CME Term SOFR +
5.750%)	10.195	09-30-27	1,077,738	1,077,738

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-24

	Rate (%) Maturity date		Par value^	Value
Industrials (continued)

Commercial services and supplies (continued)
Security Services Acquisition Sub Corp., 2023 Eighth Amendment
Delayed Draw Term Loan (1 month CME Term SOFR +
5.750%)	10.195	09-30-27	7,071,429	$7,071,429
Security Services Acquisition Sub Corp., 2024 11th Amendment
Term Loan A (1 month CME Term SOFR + 5.750%)	10.195	09-30-27	3,179,940	3,179,940
Security Services Acquisition Sub Corp., 2024 12th Amendment
Term Loan A (1 month CME Term SOFR + 5.750%)	10.195	09-30-27	4,171,882	4,171,882
XpressMyself.com LLC, 2023 Incremental Term Loan (3 month
CME Term SOFR + 5.750%)	10.246	09-07-28	2,462,500	2,456,344
XpressMyself.com LLC, Revolver (C)	—	09-07-28	1,470,588	1,455,882
XpressMyself.com LLC, Term Loan (3 month CME Term SOFR +
5.500%)	10.028	09-07-28	8,337,500	8,254,125
Machinery 1.5%
Rapid Buyer LLC, Delayed Draw Term Loan (C)	—	10-15-30	3,418,906	3,367,622
Rapid Buyer LLC, Revolver (C)	—	10-15-30	1,709,453	1,683,811
Rapid Buyer LLC, Term Loan (3 month CME Term SOFR +
4.750%)	9.397	10-15-30	6,290,787	6,196,425
Professional services 9.9%
BlueHalo Financing Holdings LLC, Revolver (3 month CME Term
SOFR + 6.000%) (C)	10.395	10-31-25	1,403,226	1,403,226
BlueHalo Financing Holdings LLC, Term Loan A (3 month CME
Term SOFR + 6.000%)	10.414	10-31-25	16,055,408	16,055,408
Health Management Associates, Inc., 2023 Delayed Draw Term
Loan (3 month CME Term SOFR + 6.250%) (C)	10.703	03-30-29	1,764,234	1,764,234
Health Management Associates, Inc., 2023 Revolver (Prime rate
+ 5.250% and 1 month CME Term SOFR + 6.250%) (C)	11.007	03-30-29	604,552	604,552
Health Management Associates, Inc., 2023 Term Loan A (3
month CME Term SOFR + 6.250%)	10.816	03-30-29	9,742,345	9,742,345
HMN Acquirer Corp., Delayed Draw Term Loan (C)	—	11-05-31	1,591,435	1,567,564
HMN Acquirer Corp., Revolver (C)	—	11-05-31	954,861	940,538
HMN Acquirer Corp., Term Loan (3 month CME Term SOFR +
4.750%)	9.079	11-05-31	4,328,704	4,263,773
LAC Intermediate LLC, 2022 Delayed Draw Term Loan (1 month
CME Term SOFR + 6.250%)	10.821	02-28-27	982,500	982,500
LAC Intermediate LLC, 2022 Revolver (C)	—	02-28-27	500,000	500,000
LAC Intermediate LLC, 2022 Term Loan (1 month CME Term
SOFR + 6.250%)	10.705	02-28-27	10,781,518	10,781,518
Management Consulting & Research LLC, 2022 1st Amendment
Delayed Draw Term Loan (6 month CME Term SOFR +
5.000%)	9.285	10-29-27	2,709,836	2,703,061
Management Consulting & Research LLC, Revolver (C)	—	08-16-27	909,498	907,224
Management Consulting & Research LLC, Term Loan (6 month
CME Term SOFR + 5.000%)	9.285	08-16-27	6,150,287	6,134,911
Purple Cow Buyer LLC, Delayed Draw Term Loan (C)	—	11-05-30	1,504,939	1,482,365
Purple Cow Buyer LLC, Revolver (C)	—	11-05-30	401,317	395,297
Purple Cow Buyer LLC, Term Loan (3 month CME Term SOFR +
5.000%)	9.554	11-05-30	2,407,903	2,371,784
WeLocalize, Inc., 2019 Delayed Draw Term Loan (3 month CME
Term SOFR + 5.250%)	9.679	06-23-26	1,067,699	1,054,353

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-24

	Rate (%) Maturity date		Par value^	Value
Industrials (continued)

Professional services (continued)
WeLocalize, Inc., 2021 Revolver (Prime rate + 4.250% and 1
month CME Term SOFR + 5.250%) (C)	10.039	06-23-26	878,327	$867,348
WeLocalize, Inc., 2021 Term Loan A (3 month CME Term SOFR +
5.250%)	9.679	06-23-26	4,206,693	4,154,110
WeLocalize, Inc., Incremental Term Loan (3 month CME Term
SOFR + 5.250%)	9.679	06-23-26	3,201,039	3,161,026
Trading companies and distributors 18.5%
Crane Engineering Sales LLC, Delayed Draw Term Loan (3 month
CME Term SOFR + 5.250%) (C)	9.923	08-27-29	5,963,678	5,963,678
Crane Engineering Sales LLC, Revolver (C)	—	08-27-29	2,000,000	2,000,000
Crane Engineering Sales LLC, Term Loan (3 month CME Term
SOFR + 5.250%)	9.579	08-27-29	6,912,500	6,912,500
Genuine Cable Group LLC, 2022 3rd Amendment Incremental
Term Loan (1 month CME Term SOFR + 5.750%)	10.207	11-02-26	9,775,000	9,384,000
Krayden Holdings, Inc., Delayed Draw Term Loan A (C)	—	03-01-29	1,484,375	1,473,242
Krayden Holdings, Inc., Delayed Draw Term Loan B (C)	—	03-01-29	1,484,375	1,473,242
Krayden Holdings, Inc., Revolver (C)	—	03-01-29	1,562,500	1,550,781
Krayden Holdings, Inc., Term Loan A (1 month CME Term SOFR
+ 4.750%)	9.107	03-01-29	7,829,297	7,770,577
M&D Midco, Inc., 2024 1st Amendment Delayed Draw Term Loan
(1 and 3 month CME Term SOFR + 5.750%) (C)	10.394	08-31-28	5,209,311	5,183,264
M&D Midco, Inc., 2024 3rd Amendment Delayed Draw Term Loan
(C)	—	08-31-28	833,926	829,756
M&D Midco, Inc., 2024 3rd Amendment Term Loan (3 month CME
Term SOFR + 5.000%)	9.482	08-31-28	1,181,395	1,175,488
M&D Midco, Inc., Delayed Draw Term Loan (3 month CME Term
SOFR + 5.000%)	9.697	08-31-28	2,264,667	2,253,344
M&D Midco, Inc., Revolver (C)	—	08-31-28	1,563,752	1,555,933
M&D Midco, Inc., Term Loan (3 month CME Term SOFR +
5.000%)	9.664	08-31-28	6,412,041	6,379,981
PVI Holdings, Inc., Term Loan (3 month CME Term SOFR +
4.945%)	9.677	09-30-27	9,775,000	9,775,000
SBP Holding LP, 2023 1st Lien Delayed Draw Term Loan (1
month CME Term SOFR + 5.750%)	10.345	12-24-29	1,447,984	1,429,884
SBP Holding LP, 2023 Revolver (1 month CME Term SOFR +
6.000%) (C)	10.345	12-24-29	1,451,613	1,433,468
SBP Holding LP, 2023 Term Loan (1 month CME Term SOFR +
6.000%)	10.345	12-24-29	12,036,290	11,885,837
SurfacePrep Buyer LLC, Delayed Draw Term Loan (1 month CME
Term SOFR + 5.000%) (C)	9.524	02-04-30	1,986,301	1,986,301
SurfacePrep Buyer LLC, Revolver (1 month CME Term SOFR +
5.000%) (C)	9.524	02-04-30	1,986,301	1,986,301
SurfacePrep Buyer LLC, Term Loan (1 month CME Term SOFR +
5.000%)	9.524	02-04-30	10,474,760	10,474,760
Tilley Chemical Company, Inc., Delayed Draw Term Loan (3
month CME Term SOFR + 6.000%)	10.479	12-31-26	1,428,614	1,278,610
Tilley Chemical Company, Inc., Revolver (C)	—	12-31-26	1,433,761	1,283,216
Tilley Chemical Company, Inc., Term Loan A (3 month CME Term
SOFR + 6.000%)	10.479	12-31-26	6,336,951	5,671,571

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-24

	Rate (%) Maturity date		Par value^	Value
Industrials (continued)

Trading companies and distributors (continued)
WWEC Holdings III Corp., 2024 Incremental Delayed Draw Term
Loan (3 month CME Term SOFR + 5.750%) (C)	10.076	10-03-28	5,539,038	$5,539,038
WWEC Holdings III Corp., Delayed Draw Term Loan (3 month
CME Term SOFR + 5.750%)	10.076	10-03-28	1,537,267	1,537,267
WWEC Holdings III Corp., Revolver (C)	—	10-03-28	2,166,827	2,166,827
WWEC Holdings III Corp., Term Loan (3 month CME Term SOFR
+ 5.750%)	10.079	10-03-28	7,042,857	7,042,857
Xenon Arc, Inc., 2024-1 Term Loan (3 month CME Term SOFR +
5.250%)	9.982	12-20-28	17,412,500	17,325,439
Information technology 11.0%				80,062,582

IT services 5.3%
AC Blackpoint Acquisition, Inc., Delayed Draw Term Loan A (C)	—	12-31-30	2,966,102	2,947,564
AC Blackpoint Acquisition, Inc., Delayed Draw Term Loan B (C)	—	12-31-30	2,966,102	2,947,564
AC Blackpoint Acquisition, Inc., Revolver (C)	—	12-31-30	1,483,051	1,464,513
AC Blackpoint Acquisition, Inc., Term Loan (3 month CME Term
SOFR + 5.000%)	9.329	12-31-30	9,639,831	9,519,333
AIDC IntermediateCo LLC, Term Loan (1 month CME Term SOFR
+ 5.100%)	9.589	07-22-27	9,800,000	9,800,000
Jetson Buyer, Inc., Revolver (C)	—	04-09-30	720,941	692,103
Jetson Buyer, Inc., Term Loan (1 month CME Term SOFR +
5.500%)	9.857	04-09-30	4,232,282	4,062,990
Nxgen Buyer, Inc., 2021 Term Loan (1 month CME Term SOFR +
4.750%)	9.107	10-31-25	2,182,377	2,166,009
Nxgen Buyer, Inc., Term Loan (1 month CME Term SOFR +
4.750%)	9.107	11-01-27	4,785,894	4,750,000
Software 5.7%
Alta Buyer LLC, 2022 Incremental Term Loan (3 month CME Term
SOFR + 5.000%)	9.329	12-21-27	9,775,000	9,775,000
Andretti Buyer LLC, Revolver (C)	—	06-30-26	897,364	897,364
Andretti Buyer LLC, Term Loan (3 month CME Term SOFR +
4.250%)	8.579	06-30-26	3,927,837	3,927,837
QM Buyer, Inc., Delayed Draw Term Loan (C)	—	12-06-30	3,888,889	3,859,722
QM Buyer, Inc., Revolver (C)	—	12-06-30	1,944,444	1,915,278
QM Buyer, Inc., Term Loan (3 month CME Term SOFR + 5.000%)	9.444	12-06-30	11,666,667	11,491,667
Trimech Acquisition Corp., Revolver (Prime rate + 3.750%) (C)	11.250	03-10-28	1,315,789	1,315,789
Trimech Acquisition Corp., Term Loan (3 month CME Term SOFR
+ 4.750%)	9.079	03-10-28	8,445,395	8,529,849
Materials 5.6%				40,904,756

Chemicals 3.7%
Chemtron Supply LLC, Delayed Draw Term Loan (3 month CME
Term SOFR + 4.750%)	9.079	03-03-30	4,140,625	4,099,219
Chemtron Supply LLC, Revolver (C)	—	03-03-28	2,083,333	2,062,500
Chemtron Supply LLC, Term Loan (3 month CME Term SOFR +
4.750%)	9.079	03-03-30	6,134,427	6,073,083
Chroma Color Corp., Delayed Draw Term Loan (3 month CME
Term SOFR + 6.000%)	10.349	04-23-29	2,083,333	2,072,917
Chroma Color Corp., Revolver (C)	—	04-21-29	833,333	829,167

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-24

	Rate (%) Maturity date		Par value^	Value
Materials (continued)

Chemicals (continued)
Chroma Color Corp., Term Loan (3 month CME Term SOFR +
6.000%)	10.626	04-23-29	9,439,583	$9,392,385
Polymer Solutions Group LLC, 2019 Revolver (C)	—	11-26-25	463,768	463,768
Polymer Solutions Group LLC, 2019 Term Loan (1 month CME
Term SOFR + 4.500%)	8.857	11-26-26	1,835,749	1,835,749
Containers and packaging 0.6%
Comar Holding Company LLC, 2018 Term Loan (3 month CME
Term SOFR + 2.000% or 4.750% PIK)	6.481	06-18-26	1,813,192	1,627,340
Comar Holding Company LLC, 2nd Amendment Delayed Draw
Term Loan (3 month CME Term SOFR + 2.000% or 4.750%
PIK)	6.481	06-18-26	770,893	691,877
Comar Holding Company LLC, Delayed Draw Term Loan (3
month CME Term SOFR + 2.000% or 4.750% PIK)	6.481	06-18-26	223,055	200,192
Comar Holding Company LLC, First Amendment Delayed Draw
Term Loan (3 month CME Term SOFR + 2.000% or 4.750%
PIK)	6.481	06-18-26	418,280	375,406
Comar Holding Company LLC, First Amendment Term Loan (3
month CME Term SOFR + 2.000% or 4.750% PIK)	6.481	06-18-26	1,653,195	1,483,742
Comar Holding Company LLC, Revolver (3 month CME Term
SOFR + 2.000% or 5.000% PIK)	6.481	06-18-26	293,671	263,570
Paper and forest products 1.3%
I.D. Images Acquisition LLC, Incremental Term Loan 5 (1 month
CME Term SOFR + 5.650%)	10.107	11-30-29	9,410,315	9,433,841
			Shares/Units	Value

Equity (A) 0.2%				$1,086,191
(Cost $1,099,333)
Financials 0.0%				276,593

Insurance 0.0%
Stellar Parent LLC, Class A Units			290	276,593
Industrials 0.1%				364,683

Machinery 0.1%
Rapid Aggregator LLC			365	364,683
Information technology 0.1%				444,915

IT services 0.1%
AC BlackPoint Holdings LLC, Class A-1 Units			445	444,915
		Yield (%)	Shares	Value

Short-term investments 6.0%				$43,716,317
(Cost $43,716,317)
Short-term funds 6.0%				43,716,317

State Street Institutional U.S. Government Money Market Fund, Premier Class		4.4156(D)	43,716,317	43,716,317

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-24

Total investments (Cost $905,979,562) 124.2%	$905,964,864

Less unfunded loan commitments (22.6%)	(164,513,680)

Net investments (Cost $741,465,882) 101.6%	$741,451,184

Other assets and liabilities, net (1.6%)	(11,792,471)

Total net assets 100.0%	$729,658,713

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

CME	CME Group Published Rates
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash.
Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate

(A)Securities are valued using significant unobservable inputs and are classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.

(B)Senior loans are variable rate obligations which generally pay interest rates that are periodically redetermined by reference to a base lending rate and spread, which are both subject to change. The rate shown represents the rate at period end.

(C)Unfunded or partially unfunded loan commitments. The stated interest rate reflects the reference rate and spread of the funded portion, if any. No interest rate is determined for unfunded positions. See Note 2 for more information.

(D)The rate shown is the annualized seven-day yield as of 12-31-24.

At 12-31-24, the aggregate cost of investments for federal income tax purposes was $741,465,882. Net unrealized depreciation aggregated to $14,698, of which $6,170,642 related to gross unrealized appreciation and $6,185,340 related to gross unrealized depreciation.

The accompanying consolidated notes are an integral part of the consolidated financial statements.

Consolidated financial statements

John Hancock GA Senior Loan Trust

Consolidated statement of assets and liabilities 12-31-24

Assets
Unaffiliated investments, at value (Cost $741,465,882)	$741,451,184
Cash	5,094,753
Interest receivable	4,759,562
Receivable for investments sold	72,890
Other assets	7,436
Total assets	751,385,825

Liabilities
Distributions payable	18,591,019
Payable for investments purchased	217,265
Payable to affiliates
Investment management fees	948,211
Performance fees	1,560,833
Accounting and legal services fees	67,769
Other liabilities and accrued expenses	342,015
Total liabilities	21,727,112
Net assets	$729,658,713
Net assets consist of
Paid-in capital	$732,684,420
Total distributable earnings (loss)	(3,025,707)
Net assets	$729,658,713
Net asset value per share
Based on 45,169,880 shares of beneficial interest outstanding - unlimited number of shares authorized with no
par value	$16.15

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated statement of operations for the year ended 12-31-24

Investment income
Interest	$71,717,228

Expenses
Investment management fees	3,402,077
Performance fees	6,524,434
Accounting and legal services fees	257,552
Transfer agent fees	38,089
Trustees’ fees	88,231
Custodian fees	324,800
Professional fees	384,784
Other	501,885
Total expenses	11,521,852
Net investment income	60,195,376

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(2,538,694)
(2,538,694)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	1,063,225
1,063,225
Net realized and unrealized loss	(1,475,469)
Increase in net assets from operations	$58,719,907

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated statements of changes in net assets

	Year ended	Year ended
	12-31-24	12-31-23

Increase (decrease) in net assets
From operations
Net investment income	$60,195,376	$45,114,627
Net realized gain	(2,538,694)	1,699,256
Change in net unrealized appreciation (depreciation)	1,063,225	3,261,152
Increase in net assets resulting from operations	58,719,907	50,075,035
Distributions to shareholders
From net investment income and net realized gain	(60,230,440)	(45,822,101)
Total distributions	(60,230,440)	(45,822,101)
Fund share transactions
Fund shares issued	225,000,000	85,000,000
Total increase	223,489,467	89,252,934

Net assets
Beginning of year	506,169,246	416,916,312
End of year	$729,658,713	$506,169,246

Share activity
Shares outstanding
Beginning of year	31,485,246	26,205,332
Shares issued	13,684,634	5,279,914
End of year	45,169,880	31,485,246

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated statement of cash flows for the year ended 12-31-24

Cash flows from operating activities

Net increase in net assets from operations	$58,719,907
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(338,418,500)
Long-term investments sold	101,043,444
Net purchases and sales in short-term investments	(3,756,301)
Net amortization of premium (discount)	(3,262,117)
(Increase) Decrease in assets:
Interest receivable	(1,398,199)
Receivable for investments sold	(22,802)
Other assets	(7,436)
Increase (Decrease) in liabilities:
Payable for investments purchased	(34,187)
Payable to affiliates	351,471
Other liabilities and accrued expenses	(14,080)
Net change in unrealized (appreciation) depreciation on:
Unaffiliated investments	(1,063,225)
Net realized (gain) loss on:
Unaffiliated investments	2,538,694
Net cash used in operating activities	$(185,323,331)

Cash flows provided by (used in) financing activities
Distributions to shareholders	$(57,708,929)
Increase (Decrease) in due to custodian	(1,872,987)
Fund shares issued	250,000,000
Net cash flows provided by financing activities	$190,418,084
Net increase in cash	$5,094,753
Cash at beginning of year	$—
Cash at end of year	$5,094,753

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated financial highlights

Period ended	12-31-24	12-31-23	12-31-22	12-31-21	12-31-201

Per share operating
performance
Net asset value, beginning of
period	$16.08	$15.91	$16.17	$20.18	$20.00
Net investment income2	1.59	1.55	1.09	0.79	0.06
Net realized and unrealized
gain (loss) on investments	(0.01)	0.18	(0.48)	0.13	0.22
Total from investment
operations	1.58	1.73	0.61	0.92	0.28
Less distributions
From net investment income	(1.51)	(1.52)	(0.86)	(1.15)	(0.10)
From net realized gain	—	(0.04)	(0.01)	(0.04)	—
From tax return of capital	—	—	—	(3.74)	—
Total distributions	(1.51)	(1.56)	(0.87)	(4.93)	(0.10)
Net asset value, end of period	$16.15	$16.08	$15.91	$16.17	$20.18
Total return (%)	10.19	11.18	3.97	5.15	1.403
Ratios and supplemental data
Net assets, end of period (in
millions)	$730	$506	$417	$219	$190
Ratios (as a percentage of
average net assets):
Expenses	1.864	2.004	1.344	1.544	1.694,5
Net investment income	9.73	9.55	6.83	4.32	3.445
Portfolio turnover (%)	15	31	23	37	6

1Period from 11-3-20 (commencement of operations) to 12-31-20.

2Based on average daily shares outstanding.

3Not annualized.

4Includes performance fees expense of 1.05%, 1.18%, 0.45%, 0.50% and 0.10% (unannualized) for the periods ended 12-31-24, 12-31-23, 12-31-22, 12-31-21 and 12-31-20, respectively.

5Annualized. Certain expenses are presented unannualized.

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-24

1. Organization

John Hancock GA Senior Loan Trust (the fund) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company. The investment objective of the fund is to generate current income.

The fund is only offered to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933 (the 1933 Act), non-U.S. investors within the meaning of Regulation S under the 1933 Act, and other investors eligible to invest in a private placement.

Basis of consolidation. The accompanying consolidated financial statements include the accounts of John Hancock GA Senior Loan Subsidiary Trust LLC (the subsidiary), which was incorporated on October 10, 2024, and is a wholly-owned subsidiary of the fund. The fund and its subsidiary are advised by Manulife Investment Management Private Markets (US) LLC (the Advisor). As of December 31, 2024, the net assets of the subsidiary were $450,000 representing 0.06% of the fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The consolidated fund’s investments include positions of the fund and the subsidiary.

2. Significant accounting policies

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the consolidated financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification (ASC) of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the consolidated financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are valued at the end of each month at a minimum. The fund invests primarily in senior loans. Manulife Investment Management Private Markets (US) LLC (the Advisor), assisted by its Pricing Committee (composed of officers of the Advisor and its affiliates), determines the fair value of the fund’s securities that are not publicly traded or whose market prices are not readily available pursuant to procedures established by the Advisor and adopted by the Board of Trustees. In connection with that determination, portfolio valuations are prepared in accordance with the Advisor’s valuation policy using valuation obtained from independent valuation firms and/or proprietary models.

Valuation techniques include discounted cash flow models, comparison with similar instruments for which observable market prices exist and other valuation models. Assumptions and inputs used in valuation techniques include risk-free and benchmark interest rates, credit spreads and other inputs used in estimating discount rates. For senior loans, the fund uses valuations from independent valuation firms, which are based on models developed from recognized US GAAP valuation approaches under ASC 820. Some or all of the significant inputs into these models may be unobservable and are derived either from observable market prices or rates or are estimated based on unobservable assumptions. Valuation models that employ significant unobservable inputs require a higher degree of management judgment and estimation in the determination of fair value. Judgment and estimation are usually required for the selection of the appropriate valuation model to be used, determination of expected future cash flows on the financial instrument being valued, determination of the probability of counterparty default and prepayments and selection of appropriate discount rates.

Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-24

price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

Senior loan investments are measured at fair value based on the present value of the expected cash flows of the loans. There are no quoted prices in active markets. Assumptions and inputs used in the valuation of senior loan investments include prepayment estimates, determination of the discount rate based on the risk-free interest rate adjusted for credit risk (including estimation of probability of default), liquidity and any other adjustments that the independent valuation firm believes that a third-party market participant would take into account in pricing a transaction. Senior loan investment valuations rely primarily on the use of significant unobservable inputs, including credit assumptions, which require significant judgment and, accordingly, are classified as Level 3.

Other debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other debt obligations are generally classified as Level 2.

Equity investments that do not have a counterparty trading in public market will be fair valued as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. Private equities rely primarily on the use of significant unobservable inputs, which require significant judgment and, accordingly, are classified as Level 3.

Investments in open-end mutual funds are valued at their respective net asset values each business day and are generally classified as Level 1.

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-24

The following is a summary of the values by input classification of the consolidated Fund’s investments as of December 31, 2024 by major security category or type:

			Level 2	Level 3
	Total		Significant	Significant
	value at	Level 1	observable	unobservable
	12-31-24	quoted price	inputs	inputs
Investments in securities:
Assets
Senior loans (less unfunded loan commitments)	$696,648,676	—	—	$696,648,676
Equity	1,086,191	—	—	1,086,191
Short-term investments	43,716,317	$43,716,317	—	—
Total investments in securities	$741,451,184	$43,716,317	—	$697,734,867

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. There were no transfers into or out of Level 3 during the period.

	Senior loans	Equity	Total
Balance as of 12-31-23	$458,573,163	—	$458,573,163
Purchases	337,319,167	$1,099,333	338,418,500
Sales	(101,043,444)	—	(101,043,444)
Realized gain (loss)	(2,538,694)	—	(2,538,694)
Net amortization of (premium) discount	3,262,117	—	3,262,117
Change in unrealized appreciation (depreciation)	1,076,367	(13,142)	1,063,225
Balance as of 12-31-24	$696,648,676	$1,086,191	$697,734,867
Change in unrealized appreciation (depreciation) at period end1	$328,896	$(13,142)	$315,754

1Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the consolidated Statement of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below.

	Fair value		Significant
	at 12-31-24	Valuation technique	unobservable inputs	Input/Range*	Input Weighted Average*

Senior Loans	$631,351,608	Discounted cash flow	Discount rate	6.44% - 20.29%	10.36%
	65,297,068	Recent transaction	Transaction price	$98 - $99.75	$98.64

	$696,648,676
Equity	$1,086,191	Recent transaction	Transaction price	$10 - $1,000	$580.27
Total	$697,734,867

*A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security’s fair value as a percentage of the total fair value.

A change to unobservable inputs of the fund’s Level 3 securities as of December 31, 2024 could have resulted in changes to the fair value measurement, as follows:

	Impact to Valuation	Impact to Valuation
Significant Unobservable Input	if input had increased	if input had decreased

Discount rate	Decrease	Increase
Transaction price	Increase	Decrease

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-24

Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market for such securities existed and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If the fund is required to liquidate a portfolio investment in a forced or liquidation sale, the fund might realize significantly less than the value at which such investment will have been previously been recorded. The fund’s investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Senior loans. The fund invests in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The fund will only invest in loans and commitments that are determined to be below investment-grade. The fund’s investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions. The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties, subject to customary exceptions, including a pledge of the equity of the borrower and its subsidiaries.

The fund may be subject to greater levels of credit risk, call (or prepayment) risk, settlement risk and liquidity risk than funds that do not invest in senior loans. Senior loans are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and a senior loan may lose significant value before a default occurs. The fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans in which the fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in the fund being unable to realize full value for the senior loans and/or may result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in the fund should be considered speculative. Junior loans, which are secured and unsecured subordinated loans, second lien loans and subordinate bridge loans, involve a higher degree of overall risk than senior loans of the same borrower due to the junior loan’s lower place in the borrower’s capital structure and, in some cases, their unsecured status.

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-24

The fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender. Unfunded loan commitments are marked to market in accordance with the fund’s valuation policies. Any related unrealized appreciation (depreciation) on unfunded commitments is included in unaffiliated investments, at value in the Statement of assets and liabilities and change in net unrealized appreciation (depreciation) in the Statement of operations. As of December 31, 2024, the fund had the following unfunded commitments outstanding.

Unfunded Senior Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	Unrealized Appreciation (Depreciation)
4M Capital, Ltd.	—	$2,310,000	$7,120
AC Blackpoint Acquisition, Inc.	$5,932,204	1,483,051	—
Air Buyer, Inc.	1,354,167	615,530	(57,783)
American Combustion	1,536,441	457,274	(3,554)
Industries, Inc.
Andretti Buyer LLC	—	897,364	1,309
Bandon Fitness, Inc.	154,066	524,934	5,487
BCTS Parent LLC	4,120,879	1,417,937	59,243
Beacon Behavioral	8,421,937	364,356	(931)
Holdings LLC
Beary Landscaping LLC	2,112,676	2,112,676	52,598
BlueHalo Financing	—	165,085	557
Holdings LLC
Capital Construction LLC	—	824,176	7,793
Chemtron Supply LLC	—	2,083,333	19,173
Chroma Color Corp.	—	833,333	13,912
City Line Distributors	—	1,042,970	20,502
Crane Engineering Sales LLC	1,157,000	2,000,000	40,216
Diverzify Intermediate LLC	6,000,000	—	(88,195)
Eastern Communications	—	3,008,596	—
Solutions, Inc.
Foodscience LLC	7,777,778	2,430,556	(60,074)
Health Management	889,047	266,714	26,423
Associates, Inc.
Hill Country Dairies, Inc.	1,330,645	776,210	(30,503)
HMN Acquirer Corp.	1,591,435	954,861	(12,509)
IMA Group Management	4,105,090	410,509	(81,491)
Company LLC
In Vitro Sciences LLC	27,836	695,906	(45,446)
Integrated Openings	6,295,788	463,370	(48,972)
Solutions LLC
Jetson Buyer, Inc.	—	720,941	(22,485)
Krayden Holdings, Inc.	2,968,750	1,562,500	61,484
LAC Intermediate LLC	—	500,000	5,071
Leap Service Partners LLC	2,253,870	1,549,536	39,512
Lockmasters Security	1,756,547	411,789	8,718
Intermediate, Inc.
M&D Midco, Inc.	$949,580	$1,563,752	$12,182
Management Consulting &	—	909,498	3,976
Research LLC
MC Group Ventures Corp.	2,521,481	295,451	(25,392)

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-24

Unfunded Senior Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	Unrealized Appreciation (Depreciation)
MWD Management LLC	—	600,000	5,956
OIS Management Services LLC	1,002,442	769,231	12,535
PAK Quality Foods	2,686,567	1,567,164	49,975
Acquisition LLC
Pediatric Home Respiratory	2,625,000	1,225,000	(45)
Services LLC
Perennial Services Group LLC	—	1,265,823	14,922
PNB Holdings III LLC	1,875,000	750,000	4,532
Polymer Solutions Group LLC	—	463,768	4,739
Purple Cow Buyer LLC	1,504,939	401,317	(727)
QM Buyer, Inc.	3,888,889	1,944,444	(681)
Rapid Buyer LLC	3,418,906	1,709,453	(27,427)
Redwood MSO LLC	2,294,007	983,146	(275)
Refocus Management	1,487,500	460,526	17,207
Services LLC
Renovation Systems LLC	849,854	344,472	15,565
RPC TopCo, Inc.	—	1,136,364	4,876
SBP Holding LP	—	1,149,194	5,700
Simon Pearce LLC	—	1,160,714	(469)
Star Logistics & Hospitality	2,909,226	1,264,881	(76,026)
Services LLC
Stellar Buyer LLC	5,215,232	2,607,616	(40,869)
Steward Partners Global	1,457,143	1,428,571	29,312
Advisory LLC
SurfacePrep Buyer LLC	824,315	1,738,014	38,027
The Smilist DSO LLC	379,300	614,035	8,637
Tilley Chemical Company, Inc.	—	1,433,761	(144,082)
Trimech Acquisition Corp.	—	1,236,842	10,562
WeLocalize, Inc.	—	597,263	1,057
WWEC Holdings III Corp.	4,696,921	2,166,827	83,391
XpressMyself.com LLC	—	1,470,588	(5,610)
Total	$100,372,458	$64,141,222	$(81,277)

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.

Line of credit. The fund has entered into a revolving promissory note agreement with John Hancock Funding Company, LLC (JH Funding) and a Line of Credit agreement with John Hancock Life Insurance Company (JHUSA). The aggregate outstanding borrowings under the agreements with both JHUSA and JH

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-24

Funding for the fund will not exceed $250 million. Any borrowings will be first drawn from JHUSA up to $50 million, subject to certain conditions as specified in the agreement; otherwise, the borrowings will be drawn from JH Funding. There were no upfront fees or commitment fees paid by the fund in connection with these line of credit agreements. The borrowings under these agreements are designed to be short-term to satisfy intermittent delayed draws and will not be used to originate new loans or for investment leverage. For the year ended December 31, 2024, the fund had no borrowings under the line of credit.

Expenses. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Statement of cash flows. A Statement of cash flows is presented when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of December 31, 2024, the fund has a long-term capital loss carryforward of $2,538,694 available to offset future net realized capital gains. These carryforwards do not expire.

As of December 31, 2024, the fund had no uncertain tax positions that would require consolidated financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends at least quarterly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended December 31, 2024 and 2023 was as follows:

	December 31, 2024	December 31, 2023
Ordinary income	$60,230,440	$44,722,854
Long-term capital gains	—	1,099,247
Total	$60,230,440	$45,822,101

As of December 31, 2024, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at

December 31,2024.

3. Guarantees and indemnifications

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-24

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

4. Fees and transactions with affiliates

The Advisor serves as investment advisor for the fund. The fund does not have a principal underwriter. The fund has entered into a Placement Agency Agreement with John Hancock Investment Management Distributors, LLC (the Distributor), an affiliate of the Advisor, to offer to sell shares of the fund. The Advisor is an indirect wholly-owned subsidiary of Manulife Financial Corporation (MFC), and the Distributor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays an annual fee rate of 0.55% of the fund’s average net assets.

Performance fee. The fund has an agreement with the Advisor under which the fund pays a performance fee at annual rate of 10% of the fund’s net profits, if any, over the high water mark (as defined below) provided that the performance fee shall be due only if (and, to the extent necessary, shall be reduced by an amount so that), after deducting such performance fee the fund’s net profits as of the end of the applicable quarter will at least equal a defined preferred return (as defined below). For the purposes of calculating the performance fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of fund expenses, including the management fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No performance fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the “cumulative loss”) have been recovered by the fund, which is referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of performance fees will be reduced in the event of withdrawals by shareholders. The Advisor is under no obligation to repay any performance fees previously paid by the fund. Thus, the payment of performance fee for a fiscal quarter will not be reversed by the subsequent decline of the fund’s net asset value in any subsequent fiscal quarter.

The preferred return as of the end of the applicable fiscal quarter is an amount equal to (a) 1.25% (the “preferred return rate”) multiplied by (b) the fund’s net asset value as of the beginning of the fiscal quarter, adjusted to reflect additions to the fund’s net asset value resulting from new share purchases during the fiscal quarter and reductions to the fund resulting from withdrawals by, or distributions to, shareholders during the fiscal quarter (the “preferred return base”). The performance fee is accrued monthly and paid quarterly.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the period ended December 31, 2024 amounted to an annual rate of 0.04% of the fund’s average net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates.

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-24

Co-investment. Pursuant to an Exemptive Order issued by the SEC, the fund is permitted to negotiate certain investments with entities with which it would be restricted from doing so under the 1940 Act, such as the Advisor and its affiliates. The fund is permitted to co-invest with affiliates if certain conditions are met. For example, the Advisor makes an independent determination of the appropriateness of the investment for the fund. Also, a “required majority” (as defined in the 1940 Act) of the fund’s independent trustees make certain conclusions in connection with a co-investment transaction as set forth in the order, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the fund and shareholders and do not involve overreaching by the fund or shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of shareholders and is consistent with the fund’s investment objective and strategies. During the period ended December 31, 2024, commitments entered into by the fund pursuant to the exemptive order amounted to $425,401,432, including unfunded commitments of $117,516,086.

5. Fund share transactions

Affiliates of the fund owned 100% of shares of the fund on December 31, 2024.

6. Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $338,418,500 and $101,043,444, respectively, for the period ended December 31, 2024.

7. New accounting pronouncement

In this reporting period, the fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. The management committee of the Advisor acts as the fund’s chief operating decision maker (the CODM), assessing performance and making decisions about resource allocation. The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team. Segment assets are reflected in the Statement of assets and liabilities as “Total assets”, which consists primarily of total investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Statement of operations, which includes “Increase (decrease) in net assets from operations”, Statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Financial highlights, which includes total return and income and expense ratios.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of John Hancock GA Senior Loan Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of John Hancock GA Senior Loan Trust (the “Fund”), including the consolidated portfolio of investments, as of December 31, 2024, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period ended December 31, 2024 and the period from November 3, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2024, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period ended December 31, 2024 and the period from November 3, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and in accordance with the relevant ethical requirements relating to our audits.

We conducted our audits in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more John Hancock investment companies since 2019.

Boston, Massachusetts

February 27, 2025

John Hancock GA Senior Loan Trust

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2024.

The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.

Qualified Interest Income (QII)

Non Resident Alien (NRA) shareholders are normally subject to a 30% (or lower tax treaty rate depending on the country) NRA withholding tax on income and short-term capital gain dividends paid by a mutual fund,unless such dividends are designated as qualified interest income or qualified short-term capital gains, and therefore exempt from NRA withholding tax. Under the American Jobs Creation Act of 2004, the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code.

John Hancock GA Senior Loan Trust
	Q1	Q2	Q3	Q4
QII	97.39%	98.56%	97.78%	99.18%

John Hancock GA Senior Loan Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

Recent Changes

The following information in this shareholder report is a summary of certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased shares of the fund.

Changes to Principal Investment Strategies Approved by the Board

On April 24, 2024, the Board of Trustees approved changes to the fund’s principal investment strategies. In this regard, the fund’s principal investment strategy disclosure has been revised to permit the fund to invest in equity co-investments or “equity tags,” which is desirable because the fund will have a larger investment universe and an additional potential source of incremental yield.

Investment Objective

The fund’s investment objective is to generate current income.

Principal Investment Strategies

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The fund may also make investments and acquire securities in connection with senior loans, including equity co-investments. Equity co-investments in which the fund may invest are typically small investments in a direct or indirect parent company of the borrower. Senior loans do not include commercial mortgage loans (including subordinated real estate mezzanine financing). The fund will only invest in loans and commitments that are determined to be below investment-grade. The fund’s investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions.

The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties (subject to customary exceptions), including a pledge of the equity of the borrower and its subsidiaries. While real property is not a primary source of collateral, occasionally mortgages are part of the collateral package if the borrower owns particularly valuable real property. The fund may also invest in subordinated debt obligations to the extent permitted by the fund’s investment restrictions.

The Advisor undertakes a comprehensive due diligence process, which includes a credit review and internal loan rating process as well as review of loan terms and collateral. The Advisor does not intend to cause the fund to borrow money or leverage its investments for the purpose of funding investments, other than in instances of short-term liquidity needs, and paying fund expenses.

Principal Risks

An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.

The fund’s main risks are listed below in alphabetical order, not in order of importance.

Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

John Hancock GA Senior Loan Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

Delayed funding loans and revolving credit facilities risk. Delayed funding loans and revolving credit facilities may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial Institutions could suffer losses as interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed.

Changes in a security’s credit quality may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal repurchase requests. Widespread selling of fixed-income securities during periods of reduced demand may adversely impact the price or salability of such securities.

Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Senior loans risk. Senior loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. Senior loans may have extended trade settlement periods which may result in cash not being immediately available. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans

John Hancock GA Senior Loan Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan.

Subordinated liens on collateral risk. Certain debt investments that the fund may make will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the fund’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the fund under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the fund is so entitled. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.

John Hancock GA Senior Loan Trust

Board considerations (unaudited)

EVALUATION OF ADVISORY AGREEMENT BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Senior Loan Trust (the fund) of the Advisory Agreement between the fund and Manulife Investment Management Private Markets (US) LLC (the Advisor) (the Advisory Agreement). The Advisory Agreement was re-approved for an annual period at an in-person meeting on October 18, 2024. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately with counsel to the Independent Trustees to evaluate and discuss the information presented.

Continuation of Advisory Agreement

At an in-person meeting held on October 18, 2024, the Board, including all of the Independent Trustees, re-approved for an annual period the continuation of the Advisory Agreement. In considering the Advisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund and the Advisor, including, to the extent available, comparative performance (including performance information for an applicable benchmark index, aggregate performance information for commercial real estate whole loan providers), fee and expense information for other comparable investment companies, information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor, and other information provided by the Advisor regarding the nature, extent, and quality of services provided by the Advisor under the Advisory Agreement. The information received and considered by the Board in connection with the October meeting was both written and oral. The Board also considered the nature, quality, and extent of the non-advisory services, if any, provided to the fund by the Advisor’s affiliates. Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and discussed the proposed continuation of the Advisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

In approving the continuation of the Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other market and economic factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board noted that, at the meeting when the renewal of the Advisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations with respect to the fund.

Nature, extent and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management and other programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and

John Hancock GA Senior Loan Trust

Board considerations (unaudited)

other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, and for monitoring and reviewing the activities of third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including investment, operational, enterprise, regulatory and compliance risks.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs;

(b)the background, qualifications, and skills of the Advisor’s personnel;

(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e)the financial condition of the Advisor and whether it has the financial wherewithal to continue to provide a high level and quality of services to the fund;

(f)the Advisor’s initiatives intended to improve various aspects of the fund’s operations; and

(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)reviewed information prepared by management regarding the fund’s performance;

(b)considered the comparative performance of an applicable benchmark index;

(c)considered the performance of comparable funds, as included in the report prepared by an independent third-party provider of fund data; and

(d)took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the fund’s advisory arrangement generally.

The Board noted that while it found the comparative data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group and the strategies and fund structures of the peers selected. In this regard, the Board considered that management represented that it believes there are no investment companies clearly comparable to the fund. The Board noted that the fund outperformed its peer group median for the quarter-to-date, year-to-date, two-year and three-year periods ended June 30, 2024, and performed in-line with its peer group median for the one-year period ended June 30, 2024. The Board noted that the Fund outperformed its benchmark index for the quarter-to-date, year-to-date and one-year periods ended June 30, 2024, but underperformed for the two-year and three-year periods ended June 30, 2024.

John Hancock GA Senior Loan Trust

Board considerations (unaudited)

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index for the quarter-to-date, year-to-date, and one-year periods and relative to its peer group median for the quarter-to-date, year-to-date, two-year and three-year periods. The Board also took into account management’s discussion of the factors that contributed to the fund’s underperformance relative to its benchmark for the two-year and three-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.

Fees and Expenses. The Board reviewed comparative information regarding the fund’s fees and expenses, including, among other data, the fund’s management fees and net total expenses as compared to other comparable investment companies. The Board considered that the management fees were higher than the median advisory fees, and the net total expenses were lower than the median advisory fees across the universe of closed-end, interval funds presented and with respect to categories of closed-end interval funds that most closely align with the fund’s investment strategy. The Board noted that the peer group was imperfect given the unique investment strategy and structure of the Fund. The Board took into account management’s discussion of the fund’s expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients having similar investment mandates, if any. The Board considered any difference between the Advisor’s services to the fund and the services they provide to other such comparable clients or funds.

The Board concluded that the advisory fees paid by the fund are reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall Out Benefits. In considering the costs of the services provided and the profits realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:

(a)reviewed financial information of the Advisor;

(b)considered that the Advisor will also provide administrative services to the fund on a cost basis pursuant to a services agreement;

(c)noted that affiliates of the Advisor will provide placement agency services to the fund;

(d)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the fund;

(e)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, and regulatory risk; and

(f)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund.

Economies of Scale. In considering the extent to which the fund realizes any economies of scale and whether the fee level reflects these economies of scale for the benefit of the fund’s shareholders, the Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement. In considering the extent to which economies of scale would be realized if the fund grows and whether the fee level reflects these economies of scale, the Board: (a) reviewed the fund’s advisory fee structure and took into account management’s discussion of the fund’s advisory fee structure; and (b) also considered the potential effect of the fund’s future growth in size on its performance and fees.

***

John Hancock GA Senior Loan Trust

Board considerations (unaudited)

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that continuation of the Advisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

John Hancock GA Senior Loan Trust

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and executed policies formulated by the Trustees.

	Term of Office and	Principal Occupation(s) During Past	Number of Portfolios in Fund
Name (Birth Year)	Length of Time Served1	5 Years	Complex Overseen by Trustee
Hassell H. McClellan2 (1945)	Trustee and Chairperson of the	Trustee of Berklee College of	187
	Board (since 2020)	Music (since
		2022); Director/Trustee, Virtus
		Funds (2008-2020); Director, The
		Barnes Group (2010-2021);
		Associate Professor, The Wallace
		E. Carroll School of Management,
		Boston College (retired 2013).
		Trustee (since 2005) and
		Chairperson of the Board (since
		2017) of various trusts within the
		John Hancock Fund Complex.
Grace K. Fey2 (1946)	Trustee (since 2020)	Chief Executive Officer, Grace	187
		Fey Advisors (since 2007);
		Director and Executive Vice
		President, Frontier Capital
		Management Company
		(1988–2007); Director, Fiduciary
		Trust (since 2009). Trustee of
		various trusts within the John
		Hancock Fund Complex (since
		2008).
Deborah C. Jackson2 (1952)	Trustee (since 2020)	President, Cambridge College,	184
		Cambridge, Massachusetts
		(2011–2023); Board of Directors,
		Amwell Corporation (since 2020);
		Board of Directors,
		Massachusetts Women’s Forum
		(2018-2020); Board of Directors,
		National Association of Corporate
		Directors/New England

(2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee (since 2008) and Vice Chairperson of the Board (since 2025) of various trusts within the John Hancock Fund Complex.

John Hancock GA Senior Loan Trust

Trustees and Officers

	Term of Office and	Principal Occupation(s) During Past	Number of Portfolios in Fund
Name (Birth Year)	Length of Time Served1	5 Years	Complex Overseen by Trustee
Ian Roke3 (1969)	Non-Independent Trustee (since	Global Head of Asset Liability	3
	2022); President (Chief Executive	Management for Manulife (since
	Officer and Principal Executive	2022); Vice President, Product
	Officer) (since 2020)	Support & Investment Strategy,
Global Asset Liability
Management for John Hancock
and Manulife (2013-2022).
Non-Independent Trustee, John
Hancock GA Trusts (since 2022)
and Manulife Private Credit Fund
(since 2023); President (Chief
Executive Officer and Principal
Executive Officer), John Hancock
GA Trusts (since 2020, including
prior positions) and Manulife
Private Credit Fund (since 2023,
including prior positions).
Principal Officers who are not Trustees
Name (Birth Year)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years

Heidi Knapp (1970)	Treasurer and Chief Financial	Vice President, John Hancock Life Insurance Company (U.S.A.)
	Officer (Principal Financial Officer	(since 2017, including prior positions); Vice President, John Hancock
	and Principal Accounting	Life Insurance Company of New York (since 2017, including prior
	Officer (since 2020)	positions); Vice President, John Hancock Life & Health Insurance
Company (since 2017, including prior positions); Vice President,
Manulife Investment Management Private Markets (US) LLC (since
2017; including prior positions); Chief Treasurer and Chief Financial
Officer (Principal Financial Officer and Principal Accounting Officer),
John Hancock GA Trusts (since 2019, including prior positions) and
Manulife Private Credit Fund (since 2023, including prior positions).
Brian VanDelinder (1979)	Chief Compliance Officer (since	Managing Director and Global Chief Compliance Officer (since 2023)
	2023)	and Compliance Lead (since 2020), Manulife
Investment Management Private Equity and Credit Group; Chief
Compliance Officer (since 2023) and Deputy Chief Compliance
Officer (2018-2023), John Hancock GA Trusts; Chief Compliance
Officer (since 2023), Manulife Private Credit Fund.
E. David Pemstein (1967)	Secretary and Chief Legal Officer	Senior Managing Director and Chief Legal Officer, Global General
	(since 2020)	Account, North American Investments, John Hancock and Manulife
(since 2015); Secretary and Chief Legal Officer, John Hancock GA

Mortgage Trust (since 2019), John Hancock GA Senior Loan Trust

(since 2020), and Manulife Private Credit Fund (2023-2024).

The business address for all Trustees and Officers is 197 Clarendon Street, Boston, Massachusetts 02116.

1Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2Member of the Audit Committee.

3The Trustee is a Non-Independent Trustee due to current positions with the Advisor and certain affiliates.

John Hancock GA Senior Loan Trust

More information

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on the SEC’s website, sec.gov.

ITEM 2. CODE OF ETHICS.

As of the end of the year, December 31, 2024, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Grace K. Fey is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $78,750 and $78,750 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant.  Amounts billed to the registrant were $0 and $0 for fiscal years ended December 31, 2024 and December 31, 2023, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to $15,750 and $15,750 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

Other fees amounted to $0 and $0 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit- related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

Audit-Related Fees, Tax Fees and All Other Fees

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended December 31, 2024, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $2,789,791 for the fiscal year ended December 31, 2024 and $3,079,277 for the fiscal year ended December 31, 2023.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Grace K. Fey - Chairperson

Hassell H. McClellan

Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management Private Markets (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of John Hancock GA Senior Loan Trust is below. It provides a brief summary of their business careers over the past five years. Information is provided as of the filing date of this N-CSR.

Michael A. Foreman, CFA Managing Director
Joined Adviser in 1987 Began career in 1997

Long Hoang

Director

Joined Adviser in 1998

Began career in 1999

Daniel A. Walker, CFA

Director

Joined Adviser in 2012

Began career in 2012

Adam Wise

Senior Managing Director

Joined Adviser in 2007

Began career in 2000

Ying Yi

Managing Director

Joined Adviser in 2019

Began career in 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the other accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Other Registered
	Investment		Other Pooled
	Company		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Michael A Foreman, CFA	1	$2,118	0	$0	0	$0
Long Hoang	1	$2,118	0	0	0	0
Daniel A. Walker, CFA	1	$2,118	0	0	5	$5,960
Adam Wise	1	$2,118	0	0	0	0
Yi Ying	1	$2,118	0	0	2	$11,481

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. The portfolio managers serve in a dual capacity as an officer of the Adviser and an employee and officer of one or more John Hancock affiliated companies (John Hancock).

In these roles they provide investment advice and/or investment management-related services to John Hancock as well the Adviser’s advisory client accounts. As such there may be an incentive to favor one account over another, resulting in conflicts of interest. For instance, the Adviser or John Hancock may, for example, directly or indirectly, receive fees from an account that are higher than the fee (or other economic benefit) it receives from the Fund. In those instances, the portfolio manager may have an incentive to not favor the Fund over another account. The Adviser has adopted, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

Compensation of Portfolio Managers. At the present time, the portfolio managers are paid by John Hancock a fixed annual salary as well as an employment compensation bonus that is currently based (in part) on the investment performance of certain accounts of John Hancock and its affiliates. This performance is independent of the Adviser’s account-level performance on behalf of its clients. However, since Trust assets are invested as part of a co-investment program, the performance of the underlying investments of the John Hancock GA Senior Loan Trust do indirectly contribute to overall compensation of the portfolio management team.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2024, the value of shares beneficially owned by the portfolio managers in the Fund.

		Range of
	Range of	Beneficial
		Ownership in
	Beneficial	similarly
	Ownership in the	managed
Portfolio Manager	Fund	accounts
Michael A Foreman, CFA	$0	$0
Long Hoang	$0	$0
Daniel A. Walker, CFA	$0	$0
Adam Wise	$0	$0
Yi Ying	$0	$0

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock GA Senior Loan Trust

By:     /s/ Ian Roke

------------------------------

Ian Roke

President,

Principal Executive Officer Date: February 27, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Ian Roke

------------------------------

Ian Roke

President,

Principal Executive Officer Date: February 27, 2025

By:

/s/ Heidi Knapp

---------------------------

Heidi Knapp

Treasurer and Chief Financial Officer,

Principal Financial Officer Date: February 27, 2025